UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
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the Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to Section 240.14a-12
The St. Joe Company

(Name of Registrant as Specified In Its Charter)
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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 13, 2008. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following materials are available for view: Notice and Proxy Statement / Annual Report To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before April 29, 2008. To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To vote now by Internet, go to WWW.PROXYVOTE.COM.THE ST. JOE COMPANY Use the Internet to transmit your voting instructions and for Vote By Internet 245 RIVERSIDE DRIVE — SUITE 500 electronic delivery of information up until 11:59 P.M. eastern ATTN: CORPORATE SECRETARY time on May 12, 2008. Have your notice in hand when JACKSONVILLE, FL 32202 you access the web site and follow the instructions. R1JOE1

Notice of Annual Meeting of Shareholders The 2008 Annual Meeting of Shareholders of The St. Joe Company will be held in the Riverfront Conference Room at 245 Riverside Avenue, Jacksonville, Florida 32202, on Tuesday, May 13, 2008, at 10:00 a.m., eastern time. Directions to attend the meeting may be found on our website at www.joe.com by typing the keyword “directions.” R1JOE2

Voting Items Shareholders will vote on the following matters: 1. Election of our Board of Directors; 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2008 fiscal year; and 3. Any other matters properly brought before the meeting. The Board of Directors recommends that you vote “FOR” Items 1 and 2. Shareholders of record as of the close of business on March 20, 2008, are entitled to vote at the meeting. Your vote is important. If you are unable to attend the annual meeting, we urge you to cast your vote as instructed in this Notice. R1JOE3

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